                         CONSENT AND AGREEMENT TO AMEND



     The undersigned, as holders (the "Holders") of shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") of Pharmavene, Inc., a Delaware corporation (the "Corporation"), hereby agree with the Corporation as follows:

     WHEREAS, the Corporation and the Holders have entered into a Third Amended and Restated Stockholders' Agreement, dated as of June 1, 1993 and amended on September 29, 1993, January 31, 1994 and May 22, 1995 (the "Stockholders' Agreement");

     WHEREAS, the Corporation proposes to issue shares of its Common Stock, $.01 par value ("Common Stock") in an underwritten public offering (the "Initial Public Offering") pursuant to a Registration Statement on Form S-1 ("Registration Statement"); and

     WHEREAS, the Holders have certain registration rights, rights of first offer and other rights in the Stockholders' Agreement;

     NOW, THEREFORE, the Corporation and the Holders agree as follows:

     1. The Corporation and each of the Holders hereby agree that Section 1 DEFINITIONS of the Stockholders' Agreement be amended as follows:

          (a) The definition of "Transfer" shall be amended in its entirety to read as follows:

               "TRANSFER shall include any disposition of any Restricted Securities or of any interest therein which would either constitute a sale within the meaning of the Securities Act or be exempt from the registration requirements of the Securities Act."


          (b)  The following shall be added to as a new definition as follows:

                    "Initial Public Offering" shall mean the offer and sale of Common Stock of the Corporation pursuant to the Registration Statement filed with the Securities and Exchange Commission on October 27, 1995, as amended from time to time."


     2. In connection with the Initial Public Offering, each of the Holders hereby waives, effective as of the date hereof, (i) the observance of the right of first refusal specified in Section 2.3 RIGHT OF FIRST REFUSAL of the Stockholders' Agreement with respect to the shares of Common Stock to be issued in the Initial Public Offering, including the right to receive prior notice of the Initial Public Offering pursuant to Section 2.3(b), (ii) the right to receive notice of the filing of the Registration Statement specified in Section 4 of the Stockholders' Agreement, and (iii) the right to receive notice pursuant to the provisions of Article III, Section A.6(c) of the Corporation's Fourth Restated Certificate of Incorporation (the "Certificate") in connection with any required approval of the Initial Public Offering and in connection with the issuance of 75,000 warrants to purchase the Corporation's Common Stock to certain holders of Series A Preferred Stock in connection with a loan commitment.

     3. The Corporation and each of the Holders hereby agree that Section 2.4(b) STOCK AND OPTION AGREEMENTS of the Stockholders' Agreement be amended, effective as of the date hereof, so that the maximum number of options issuable by the Corporation pursuant to its 1991 Stock Option Plan (the "Stock Option Plan") be increased 1,800,000 shares (after giving effect to a one-for-four reverse stock split). Each of the Holders hereby further waives any notice requirements contained in Article III, Section A.6(c) of the Certificate in connection with the approval of the foregoing amendment to Section 3a. of the Stock Option Plan.

     4.   The Corporation and each of the Holders hereby agree that the Section
3.4 REQUIRED REGISTRATION of the Stockholders' Agreement be amended to include an additional Section 3.4(c) as follows:

          "(c) Anything contained herein to the contrary notwithstanding, the Corporation shall not be obligated to cause to become effective a registration statement under the Securities Act pursuant to this Section
     3.4 until a date no sooner than six months from the effective date of the Registration Statement filed by the Corporation in connection with its Initial Public Offering."

     5. The Corporation and each of the Holders hereby agree that Section 3.5 PIGGYBACK REGISTRATION of the Stockholders' Agreement shall be amended to add a new sentence as the last sentence of paragraph (a):

     "The rights granted under this section, including the right to receive notice pursuant hereto, shall not apply to the Initial Public Offering."


     6. The Corporation and each of the Holders hereby agree that Section 7 DURATION OF THE AGREEMENT of the Stockholders' Agreement be amended in its entirety to read as follows:

          "7. DURATION OF AGREEMENT. The rights and obligations of the Corporation and each Investor set forth in Section 2 hereof, other than the rights and obligations set forth in Section 2.5 hereof, shall terminate simultaneously with the closing of the Initial Public Offering. Otherwise, the rights and obligations of the Corporation and each Investor set forth herein survive indefinitely until, by their respective terms, they are no longer applicable."


     7. (a) Each of the Holders hereby agrees that upon the closing of the Initial Public Offering, each warrant to purchase Series A Preferred Stock (the "Series A Warrants") will represent the right to receive the number of shares of Common Stock into which the shares of Series A Preferred Stock issuable upon exercise of the Series A Warrant would have been converted if it had been exercised immediately prior to the closing of the Initial Public Offering. Each Holder further agrees that promptly following the closing of the Initial Public Offering, such Holder will deliver to the Corporation any Series A Warrants which were issued to it in order to exchange such Series A Warrants for a like number of warrants to purchase shares of the Corporation's Common Stock.

          (b) The obligations set forth in Section 7(a) hereunder shall bind any assignee or transferee of any part of such Holder's right, title and interest in and under the Series A Preferred Stock and the Series A Warrants, and such Holder agrees to require any assignee or transferee, as a precondition to such assignment or other transfer, to confirm in writing to the Corporation that it will abide by the terms of Section 7 of this Agreement as if it were to party hereto.

     This Consent and Agreement to Amend (the"Agreement") may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement will be binding upon the Corporation and the Holders and their respective successors, assigns, heirs and personal representatives.

     Except as otherwise provided herein, this agreement shall be effective immediately prior to the closing of the Initial Public Offering referred to herein.

     IN WITNESS HEREOF, the parties have executed this agreement as of November 30, 1995.

                              PHARMAVENE, INC.


                              By:  ____________________________________
                                   James D. Isbister
                                   President


HOLDERS OF THE SERIES A PREFERRED STOCK:

          NAME

HEALTHCARE VENTURES II, L.P.


By:  ________________________________________
     Name:
     Title:

HEALTHCARE VENTURES III, L.P.


By:  _________________________________________
     Name:
     Title:


HEALTHCARE VENTURES IV, L.P.


By:  __________________________________________
     Name:
     Title:


EVEREST TRUST


By:  _________________________________________
     Name:
     Title:


HUDSON TRUST


By:  __________________________________________
     Name:
     Title:


     __________________________________________
     Lawrence Abrams


ESTATE OF NORNA SAROFIM


By:  __________________________________________
     Name:
     Title:

CASTY CHILDREN'S TRUST


By:  __________________________________________
     Trustee


THE AETNA CASUALTY AND SURETY COMPANY


By:  ___________________________________________
     Name:
     Title:


STATE TREASURER OF THE STATE OF MICHIGAN,
     Custodian of the Michigan Public Schools
     Employees' Retirement System, State Employees'
     Retirement System, Michigan State Police
     Retirement System, and Michigan Judges
     Retirement System


By:  ___________________________________________
     Name:
     Title: